March 18, 1997



Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD 20817

J. Morton Davis


Gentlemen:

         Reference is made to the provisions of the Registration Rights Agreement, dated September 4, 1996, by and among Snyder Communications, Inc., a Delaware corporation (the "Company"), Daniel M. Snyder, Michele D. Snyder, U.S. News College Marketing L.P., a Delaware limited partnership, and each of the 1995 Investors (as defined therein) (the "Registration Rights Agreement") and to the Agreement and Plan of Merger, dated as of March 18, 1997, by and among American List Corporation, a Delaware corporation, the Company and Snyder Z Acquisition, Inc., a Delaware corporation (the "Merger Agreement").

         The undersigned each agrees, severally and not jointly, that notwithstanding the provisions of the Registration Rights Agreement, the undersigned shall not, without the consent of J. Morton Davis, prior to the publication of at least 30 days of financial results of the Company and its consolidated subsidiaries for the period following the Merger (as defined in the Merger Agreement) either (i) request or require the Company to register any shares of its common stock currently held or beneficially owned by the undersigned in connection with any registered secondary offering or (ii) sell any such shares of the Company's common stock pursuant to Rule 144 under the Securities Act of 1933, as amended. The restrictions in this Agreement shall terminate on the earlier of (A) the date of the termination of the Merger Agreement for any reason or (B) August 15, 1997 unless the Merger shall have been consummated as of such date, provided that the restriction on sales pursuant to Rule 144 shall terminate in any event on August 15, 1997.


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

         This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                                                   Very truly yours,



                                            /s/ Daniel M. Snyder
                                            ---------------------------
                                                DANIEL M. SNYDER




                                            /s/ Michele D. Snyder
                                            ---------------------------
                                                MICHELE D. SNYDER




                                            U.S. NEWS COLLEGE MARKETING L.P.


                                            By: /s/ Fred Drasner
                                                -----------------------
                                                    Fred Drasner



                                            /s/ Fred Drasner
                                            ---------------------------
                                                FRED DRASNER



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